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                     GUARANTY--VARI-LITE INTERNATIONAL, INC.

                  GUARANTY, dated as of December 29, 2000, made by VARI-LITE INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"), in favor of FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                  PRELIMINARY STATEMENT. Bank has entered into a Financing Agreement dated as of the date hereof (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Financing Agreement") with Vari-Lite, Inc., a corporation organized and existing under the laws of the State of Delaware ("Borrower") and a wholly-owned Subsidiary of Guarantor. It is a condition precedent to the making of Loans by Bank under the Financing Agreement that the Guarantor shall have executed and delivered this Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce Bank to make Loans under the Financing Agreement, the Guarantor hereby agrees as follows.

                  SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the full and prompt payment when due, whether upon the occurrence of an Event of Default or earlier, by reason of acceleration or otherwise, and at all times thereafter of (i) all of the indebtedness, liabilities and obligations of every kind and nature of the Borrower to Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Bank, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, (ii) all of the Borrower's indebtedness, liabilities and obligations under the Financing Agreement and each other Loan Document, and (iii) all expenses (including Attorneys' Fees) incurred by Bank in enforcing any rights under this Guaranty (all such indebtedness, liabilities, obligations and expenses being collectively referred to herein as the "Obligations").

                  SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Financing Agreement and each other Loan Document, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Bank with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (i) any lack of validity or enforceability of any of the Financing Agreement, the Loan Documents or any other agreement or instrument evidencing all or any part of the Obligations;

         (ii) the absence of any attempt to collect the Obligations from the Borrower or any guarantor or other action to enforce the same;

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         (iii) the waiver or consent by Bank with respect to any provision of any document evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by the Borrower and delivered to Bank and any modification thereof;

         (iv) failure by Bank to take any steps to perfect and maintain its security interest in, or preserve its rights to, any security or collateral for the Obligations;

         (v) Bank's election in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

         (vi) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code; or

         (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  SECTION 3. WAIVER. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the Obligations contained herein. Upon any Event of Default as provided in the Financing Agreement or any other instrument or document evidencing all or any part of the Obligations, Bank may, at its election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against the Borrower or any other Person or against any security or collateral for the Obligations. Bank shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, the Borrower or from any other Person on account of the Obligations or of any other liability of the Guarantor to Bank.

                  SECTION 4. AUTHORIZATION. Bank is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time, to (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by the Borrower and delivered to Bank; (ii) accept partial payments on the Obligations; (iii) take and hold security or collateral for the payment of this Guaranty, any other guarantees of the Obligations or other liabilities of the Borrower and the Obligations guaranteed hereby, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or collateral therefor in any manner, without affecting or impairing the obligations of the Guarantor hereunder.

                  At any time upon the occurrence and during the continuation of an Event of Default, Bank may, in its sole discretion, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the

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payment of the Obligations (i) any indebtedness due or to become due from
Bank to the Guarantor, and (ii) any moneys, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of Bank.

                  SECTION 5. SUBROGATION. The Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Bank now has or may hereafter have against the Borrower or any endorser or any other guarantor of all or any part of the Obligations, and the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to Bank to secure payment of the Obligations or any other liability of the Borrower to Bank. The Guarantor further agrees that any and all claims of the Guarantor against the Borrower or any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, arising by reason of any payment by the Guarantor to Bank pursuant to the provisions hereof or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including Attorneys' Fees) and any other liabilities or obligations owing to Bank by the Borrower which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Bank. The Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. The Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Bank to secure payment of the Obligations.

                  SECTION 6. FINANCIAL CONDITION OF BORROWER. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal and the Guarantor hereby agrees that Bank shall not have any duty to advise the Guarantor of information known to Bank regarding such condition or any such circumstances. In the event Bank, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, Bank shall not be under any obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Bank wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

                  SECTION 7. MARSHALLING OF ASSETS. The Guarantor consents and agrees that Bank shall not be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Obligations. The Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to Bank, or Bank receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, its estate,

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trustee, receiver or any other party, including, without limitation, the
Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

                  SECTION 8. REPRESENTATIONS AND WARRANTIES; INCUMBENCY; COVENANTS.

                  (a) The Guarantor hereby represents and warrants that (i) the Guarantor is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the Guarantor have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its By-Laws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the Guarantor and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights and general principles of equity); (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency; (v) the authorized capital stock of the Guarantor consists of 40,000,000 of common shares ("Common Stock") of which 7,800,003 shares are outstanding on the date of this Agreement and 10,000,000 preferred shares of which no shares are issued and outstanding, and each outstanding share of Common Stock is duly authorized, validly issued, fully paid and nonassessable; and (vi) there are no actions, suits or proceedings pending or threatened against or affecting the Guarantor, or any of its properties, before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, if adversely determined, may (A) call into question the legality, validity or enforceability of this Guaranty or any Loan Document, or (B) have a material adverse effect on the condition, financial or otherwise, operations, properties or prospects of the Guarantor.

                  (b) The Guarantor shall deliver to Bank, concurrently with the execution of this Guaranty, (i) a certificate executed by an authorized officer of the Guarantor certifying (A) the resolutions of the Board of Directors of the Guarantor authorizing the execution, performance and delivery of this Guaranty, (B) the names and signatures of the officers of the Guarantor executing or attesting to this Guaranty, and (C) as true, correct, complete and in full force and effect, without amendment or revocation as of the date hereof, the Guarantor's Certificate of Incorporation and By-Laws, (ii) the Guarantor's Certificate of Incorporation, certified by the Secretary of State of Delaware and (iii) a good standing certificate for the Guarantor issued by the Secretary of State of Texas.

                  (c) The Guarantor shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, to Bank such Subordination Agreements as may be requested by Bank in form and substance satisfactory to Bank in its discretion regarding the subordination by Guarantor and each of its Subsidiaries, as the case may be, of loans by Guarantor or its Subsidiaries to Borrower.

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                  (d) The Guarantor hereby represents and warrants that there exists no restrictions, by agreement, operation of law or otherwise, which prevent or restrict the ability of Guarantor to make investments, equity or capital contributions, advances or loans to Vari-Lite Europe Holdings, Limited or of Vari-Lite Europe Holdings, Limited to make dividends, distributions, or repayment of loans or capital contributions to Guarantor.

                  SECTION 9. NEGATIVE COVENANTS. The Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid or the Financing Agreement remains in effect, the Guarantor will not, without the prior written consent of Bank:

                  (a) LIENS, ETC. Except as permitted by the Financing Agreement, create or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure any Indebtedness of any Person;

                  (b) SALES, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose of any of its assets other than in connection with the winding up or dissolution of Subsidiaries of the Guarantor which are dormant; or sell, lease, transfer or otherwise dispose of all or substantially all of its shares of stock in or of assets owned by Borrower, Vari-Lite Production Services Limited, Vari-Lite Europe Holdings Limited or Vari-Lite Asia, Inc.

                  (c) CHANGE IN NATURE OF BUSINESS. Make any material change in the nature of its business as carried on at the date of this Agreement.

                  (d) UNCALLED CAPITAL. Have any uncalled capital with respect to its investment in or ownership of the equity of Vari-Lite Europe Holdings, Limited.

                  SECTION 10. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 11. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and, if to the Guarantor, mailed or delivered to it, addressed to it at Vari-Lite International, Inc., 201 Regal Row, Dallas, Texas 75247, Attn: Chief
Financial Officer, if to Bank, mailed or delivered to it, addressed to it at the address of Bank specified in the Financing Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, be effective upon the earlier of (i) receipt by the party so notified, or (ii) forty-eight (48) hours following deposit in the mails, addressed as aforesaid.

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                  SECTION 12. NO WAIVER; REMEDIES. No failure on the part of
Bank to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right; nor shall any modification, amendment or waiver of any of the provisions of this Guaranty be binding upon Bank, except as expressly set forth in a writing duly signed and delivered by an authorized officer or agent of Bank on behalf of Bank. Bank's failure at any time or times hereafter to require strict performance by the Borrower or the Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by the Borrower or the Guarantor and delivered to Bank shall not waive, affect or diminish any right of Bank at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Bank and directed to the Borrower specifying such waiver. No waiver by Bank of any default or Event of Default shall operate as a waiver of any other default or the same default or Event of Default on a future occasion, and no action by Bank permitted hereunder shall in any way affect or impair Bank's rights or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to Bank shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 13. RIGHT OF SET-OFF. At any time upon the occurrence and during the continuation of an Event of Default, Bank is hereby authorized at any time and from time to time without notice to Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Bank shall have made any demand under this Guaranty and although such obligations of the Guarantor may be contingent and no Event of Default shall have occurred. Bank agrees promptly to notify the Guarantor after any such set-off and application made by Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set off) which Bank may have.

                  SECTION 14. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and the termination of all of Bank's obligations arising under the Financing Agreement and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Bank may assign or otherwise transfer any portion of the Borrower's Indebtedness to Bank held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect of such Indebtedness granted to Bank herein or otherwise.

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                  SECTION 15. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio, without regard to principles of conflict of laws.

                  SECTION 16. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS.

                  SECTION 17. WAIVER OF JURISDICTION. THE GUARANTOR HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN CUYAHOGA COUNTY, OHIO. THE GUARANTOR CONSENTS THAT ALL SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTOR AND BANK AT THEIR ADDRESSES SET FORTH IN SECTION 11 HEREOF AND SECTION 15.9 OF THE FINANCING AGREEMENT, RESPECTIVELY, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S., POSTAGE PREPAID. THE GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION OVER THE PERSON OR, TO THE EXTENT OF COMPLIANCE WITH THE IMMEDIATELY PRECEDING SENTENCE, SUFFICIENCY OF PROCESS OR SERVICE UPON IT.

                  SECTION 18. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein are used herein with the meanings ascribed to such terms in the Financing Agreement.

                  SECTION 19. CONFESSION OF JUDGMENT. The Guarantor hereby irrevocably authorizes and empowers any attorney-at-law to appear for the Guarantor in any action upon or in connection with this Guaranty at any time after the Loans and/or other Obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against the Guarantor, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. Guarantor agrees and consents that the attorney confessing judgment on behalf of Guarantor may also be counsel to Bank or any of Bank's Affiliates, waives any conflict of interest which might otherwise arise, and consents to Bank paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of collection of the Loans and/or Obligations or proceeds of any Collateral or any other security for the Loans and the other Obligations.

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                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                     VARI-LITE INTERNATIONAL, INC.



                                     -------------------------------------
                                     Name:  Jerome L. Trojan III
                                     Title: Vice President-Finance and CFO